UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: August 31, 2013

Item 1. Schedule of Investments

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of August 31, 2013

Bonds
Corporate bonds
Aerospace & defense	0.06%
Automobiles	0.03
Beverages	0.02
Building products	0.28
Capital markets	4.46
Chemicals	0.78
Commercial banks	6.07
Computers & peripherals	0.03
Construction materials	0.31
Consumer finance	2.31
Diversified financial services	5.36
Diversified telecommunication services	0.50
Electrical equipment	0.01
Energy equipment & services	0.32
Entertainment	0.04
Food products	0.28
Gas utilities	0.26
Health care providers & services	0.12
Health care technology	0.03
Hotels, restaurants & leisure	0.27
Household durables	0.02
Independent power producers & energy traders	0.14
Insurance	1.73
Machinery	0.62
Media	0.42
Metals & mining	2.57

Oil, gas & consumable fuels	5.67
Paper & forest products	0.09
Real estate investment trust (REIT)	0.10
Specialty retail	0.06
Telecommunications	0.01
Tobacco	0.39
Trading companies & distributors	0.60
Transportation infrastructure	0.82
Wireless telecommunication services	0.26

Total corporate bonds	35.04%
Asset-backed securities	0.36
Collateralized debt obligations	4.93
Commercial mortgage-backed securities	7.38
Mortgage & agency debt securities	10.91
Municipal bonds	2.25
US government obligations	3.49
Non-US government obligations	28.10
Structured notes	2.68
Supranational bonds	1.44

Total bonds	96.58%
Common stock	0.01
Short-term investment	0.81
Options purchased	0.90

Total investments	98.30%
Cash and other assets, less liabilities	1.70

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
Bonds — 96.58%
Corporate bonds — 35.04%
Australia — 0.50%
Sydney Airport Finance Co., Pty Ltd.,
8.000%, due 07/06/15	AUD	1,000,000	$950,004

Brazil — 1.03%
Petrobras Global Finance BV,
4.375%, due 05/20/23		$1,100,000	969,045
Petrobras International Finance Co.,
5.375%, due 01/27/21		1,000,000	975,500

			1,944,545

Canada — 0.03%
Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	61,834

Cayman Islands — 0.31%
Transocean, Inc.,
6.800%, due 03/15/38		500,000	533,935
Vale Overseas Ltd.,
6.875%, due 11/21/36		50,000	48,419

			582,354

China — 0.57%
China Lesso Group Holdings Ltd.,
7.875%, due 05/13/16[1]		400,000	415,000
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[2]		400,000	398,000
China Shanshui Cement Group Ltd.,
10.500%, due 04/27/17[1]		260,000	262,925

			1,075,925

Croatia — 0.22%
Agrokor DD,
8.875%, due 02/01/20[2]		400,000	424,040

Czech Republic — 0.12%
EP Energy AS,
5.875%, due 11/01/19[2]	EUR	165,000	232,570

France — 0.82%
Reseau Ferre de France,
5.500%, due 12/01/21[1]	GBP	860,000	1,550,100

Kazakhstan — 0.89%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO,
6.250%, due 05/20/15[1]		$1,616,000	1,696,800

Luxembourg — 0.64%
ArcelorMittal,
5.000%, due 02/25/17		1,000,000	1,022,500
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20		125,000	133,438
Wind Acquisition Finance SA,
11.750%, due 07/15/17[2]		50,000	52,250

			1,208,188

Mexico — 0.29%
America Movil SAB de CV,
5.000%, due 03/30/20		210,000	222,779
Cemex SAB de CV,
5.875%, due 03/25/19[2]		350,000	331,625

			554,404

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
Netherlands — 1.27%
EDP Finance BV,
6.000%, due 02/02/18[2]		$1,000,000	$1,038,750
LyondellBasell Industries NV,
6.000%, due 11/15/21		1,200,000	1,360,898

			2,399,648

Norway — 1.76%
Eksportfinans ASA,
1.600%, due 03/20/14	JPY	152,000,000	1,533,468
5.500%, due 06/26/17		$1,750,000	1,813,438

			3,346,906

Russia — 2.38%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[1]		1,900,000	2,109,000
VEB Finance Ltd.,
6.800%, due 11/22/25[1]		900,000	927,000
VTB Capital SA,
6.950%, due 10/17/22[1]		1,500,000	1,473,750

			4,509,750

South Africa — 0.06%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20		125,000	110,510

Spain — 0.72%
BBVA US Senior SAU,
4.664%, due 10/09/15		700,000	724,273
Telefonica Emisiones SAU,
3.192%, due 04/27/18		660,000	643,934

			1,368,207

Turkey — 0.54%
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[1]		1,200,000	1,020,000

Ukraine — 1.09%
Biz Finance PLC,
11.000%, due 02/03/14[3]	UAH	10,800,000	1,209,526
Naftogaz Ukraine,
9.500%, due 09/30/14		$880,000	864,600

			2,074,126

United Kingdom — 2.87%
Barclays Bank PLC,
5.140%, due 10/14/20		1,000,000	1,037,957
FCE Bank PLC,
5.125%, due 11/16/15[1]	GBP	500,000	832,111
Lloyds TSB Bank PLC,
6.500%, due 03/24/20	EUR	1,000,000	1,478,694
Royal Bank of Scotland Group PLC,
6.100%, due 06/10/23		$630,000	606,238
Wellcome Trust Finance PLC,
4.750%, due 05/28/21	GBP	860,000	1,498,330

			5,453,330

United States — 18.46%
AES Corp.,
8.000%, due 10/15/17		$75,000	86,250
Allstate Corp.,
5.750%, due 08/15/53[4]		500,000	492,500

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
Ally Financial, Inc.,
8.300%, due 02/12/15		$505,000	$545,400
Altria Group, Inc.,
9.950%, due 11/10/38		500,000	739,485
AmeriGas Finance LLC,
6.750%, due 05/20/20		30,000	31,800
Anadarko Petroleum Corp.,
6.450%, due 09/15/36		500,000	583,701
AT&T, Inc.,
6.500%, due 09/01/37		125,000	142,178
Barrick North America Finance LLC,
5.750%, due 05/01/43[2]		1,015,000	864,429
BE Aerospace, Inc.,
6.875%, due 10/01/20		100,000	108,000
Berry Petroleum Co.,
6.750%, due 11/01/20		50,000	50,750
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19		25,000	27,875
Case New Holland, Inc.,
7.875%, due 12/01/17		1,025,000	1,178,750
CDW LLC,
8.500%, due 04/01/19		50,000	54,937
Celanese US Holdings LLC,
6.625%, due 10/15/18		25,000	26,687
Chrysler Group LLC,
8.000%, due 06/15/19		55,000	59,744
CIT Group, Inc.,
4.250%, due 08/15/17		1,750,000	1,771,875
5.500%, due 02/15/19[2]		75,000	76,875
Citigroup, Inc.,
0.868%, due 05/31/17[4]	EUR	1,900,000	2,391,856
Series D,
5.350%, due 05/15/23[4,5]		$1,170,000	1,038,375
Clearwire Communications LLC,
12.000%, due 12/01/15[2]		20,000	21,100
Coleman Cable, Inc.,
9.000%, due 02/15/18		15,000	15,937
Comcast Corp.,
6.950%, due 08/15/37		100,000	125,814
Constellation Brands, Inc.,
7.250%, due 05/15/17		40,000	45,700
Crosstex Energy,
8.875%, due 02/15/18		180,000	191,250
Denbury Resources, Inc.,
8.250%, due 02/15/20		100,000	110,000
Diamond Resorts Corp.,
12.000%, due 08/15/18		65,000	72,150
DirecTV Holdings LLC,
6.000%, due 08/15/40		160,000	152,712
DISH DBS Corp.,
7.875%, due 09/01/19		200,000	225,500
DuPont Fabros Technology LP,
8.500%, due 12/15/17		125,000	131,875
Eagle Spinco, Inc.,
4.625%, due 02/15/21[2]		100,000	94,000
El Paso LLC,
7.000%, due 06/15/17		1,500,000	1,671,373
7.250%, due 06/01/18		1,000,000	1,128,479

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount	Value
Energy Transfer Partners LP,
7.500%, due 07/01/38	$1,000,000	$1,171,292
ExamWorks Group, Inc.,
9.000%, due 07/15/19	80,000	86,200
Felcor Lodging LP,
6.750%, due 06/01/19	25,000	26,187
Ferrellgas Partners-LP,
9.125%, due 10/01/17	35,000	36,662
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	340,000	353,456
Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	1,000,000	1,215,846
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	109,250
9.000%, due 08/15/31	60,000	58,200
General Electric Capital Corp.,
Series C,
5.250%, due 06/15/23[4,5]	850,000	779,875
General Motors Financial Co., Inc.,
4.750%, due 08/15/17[2]	1,740,000	1,794,375
Georgia-Pacific LLC,
8.875%, due 05/15/31	100,000	137,504
Glencore Funding LLC,
2.500%, due 01/15/19[2]	1,190,000	1,081,562
HCA, Inc.,
5.875%, due 03/15/22	25,000	25,812
Host Hotels & Resorts LP,
Series Q,
6.750%, due 06/01/16	33,000	33,463
International Lease Finance Corp.,
3.875%, due 04/15/18	1,000,000	955,000
7.125%, due 09/01/18[2]	75,000	83,250
8.750%, due 03/15/17	60,000	68,025
Key Energy Services, Inc.,
6.750%, due 03/01/21	75,000	74,062
Kinder Morgan Energy Partners LP,
6.500%, due 09/01/39	85,000	94,719
Level 3 Financing, Inc.,
8.625%, due 07/15/20	25,000	26,750
Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[2,4]	35,000	51,800
Linn Energy LLC,
7.750%, due 02/01/21	100,000	97,000
8.625%, due 04/15/20	100,000	100,500
Masco Corp.,
7.125%, due 03/15/20	25,000	28,125
McClatchy Co.,
9.000%, due 12/15/22	25,000	26,375
MedAssets, Inc.,
8.000%, due 11/15/18	50,000	53,750
Mercer International, Inc.,
9.500%, due 12/01/17	25,000	26,688
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	2,500,000	2,907,370
MetLife, Inc.,
6.400%, due 12/15/36	900,000	904,500
MGM Resorts International,
10.000%, due 11/01/16	105,000	123,375
Michael Foods, Inc.,
9.750%, due 07/15/18	100,000	109,750

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount	Value
Morgan Stanley,
6.375%, due 07/24/42	$525,000	$583,286
6.625%, due 04/01/18	1,750,000	2,005,614
MultiPlan, Inc.,
9.875%, due 09/01/18[2]	100,000	110,750
News America, Inc.,
6.200%, due 12/15/34	65,000	69,765
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	50,000	53,875
Niska Gas Storage US LLC,
8.875%, due 03/15/18	40,000	41,700
NRG Energy, Inc.,
8.250%, due 09/01/20	125,000	137,188
8.500%, due 06/15/19	50,000	53,875
Owens Corning,
6.500%, due 12/01/16	36,000	40,182
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[2]	45,000	48,488
Plains Exploration & Production Co.,
6.875%, due 02/15/23	400,000	425,702
Ply Gem Industries, Inc.,
8.250%, due 02/15/18	45,000	48,150
Prudential Financial, Inc.,
5.200%, due 03/15/44[4]	520,000	468,000
Quicksilver Resources, Inc.,
7.125%, due 04/01/16	50,000	45,375
Range Resources Corp.,
5.750%, due 06/01/21	25,000	26,188
Regions Bank,
7.500%, due 05/15/18	500,000	583,966
Regions Financial Corp.,
2.000%, due 05/15/18	410,000	392,205
Royal Caribbean Cruises Ltd.,
7.250%, due 06/15/16	225,000	252,000
7.500%, due 10/15/27	125,000	133,125
Sprint Communications, Inc.,
9.000%, due 11/15/18[2]	25,000	29,188
9.125%, due 03/01/17	25,000	28,688
SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	206,000
Standard Pacific Corp.,
10.750%, due 09/15/16	25,000	29,688
Suburban Propane Partners LP,
7.500%, due 10/01/18	84,000	90,090
Swift Energy Co.,
7.875%, due 03/01/22	25,000	24,250
Time Warner Cable, Inc.,
6.550%, due 05/01/37	145,000	139,841
Valero Energy Corp.,
6.625%, due 06/15/37	160,000	175,035
7.500%, due 04/15/32	750,000	886,765

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
XL Group PLC,
Series E,
6.500%, due 04/15/17[4,5]		$1,040,000	$1,006,200

			35,033,259

Venezuela — 0.47%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[2]		1,000,000	896,500

Total corporate bonds (cost $66,561,603)			66,493,000

Asset-backed securities — 0.36%
United States — 0.36%
Capital Auto Receivables Asset Trust,
Series 2013-3, Class 3C,
2.790%, due 10/22/18		650,000	646,433
Soundview Home Equity Loan Trust,
Series 2005-OPT1, Class 2A4,
0.484%, due 06/25/35[4]		29,511	29,278

Total asset-backed securities (cost $675,752)			675,711

Collateralized debt obligations — 4.93%
Cayman Islands — 2.86%
Apidos XIV CLO,
Series 2013-14A, Class C1,
3.118%, due 04/15/25[2,4]		700,000	672,000
Ares XXVII CLO Ltd.,
Series 2013-2A, Class C,
3.024%, due 07/28/25[2,4]		500,000	480,000
BlueMountain CLO Ltd.,
Series 2013-1A, Class B,
2.928%, due 05/15/25[2,4]		1,100,000	1,058,310
Denali Capital CLO X,
Series 2013-1A, Class A3L,
3.164%, due 04/28/25[2,4]		900,000	864,000
Galaxy CLO Ltd.,
Series 2013-15A, Class C,
2.881%, due 04/15/25[2,4]		700,000	666,750
KKR Financial CLO Trust,
Series 2013-1A, Class B,
2.903%, due 07/15/25[2,4]		700,000	679,175
Marathon CLO Ltd.,
Series 2013-5A, Class A2A,
2.613%, due 02/21/25[2,4]		1,000,000	1,002,292

			5,422,527

Netherlands — 2.07%
Boyne Valley CLO BV,
Series 1X, Class F,
2.851%, due 02/12/22[1,4]	EUR	1,700,000	629,105
Cadogan Square CLO BV,
Series 2X, Class M,
6.341%, due 08/12/22[1,4]		2,000,000	1,057,320
Jubilee CDO BV,
Series III X, Class A2,
1.320%, due 04/20/17[1,4]		236,652	311,778

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
Series III X, Class B,
2.120%, due 04/20/17[1,4]	EUR	1,500,000	$1,927,027

			3,925,230

Total collateralized debt obligations (cost $8,875,604)			9,347,757

Commercial mortgage-backed securities — 7.38%
United States — 7.38%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.802%, due 04/10/49[4]		$2,950,000	3,224,197
Series 2007-4, Class AM,
6.001%, due 02/10/51[4]		3,963,000	4,287,899
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.885%, due 12/10/49[4]		4,950,000	5,460,652
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46		350,000	325,782
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.995%, due 08/12/45[2,4]		650,000	708,044

Total commercial mortgage-backed securities (cost $9,723,875)			14,006,574

Mortgage & agency debt securities — 10.91%
United States — 10.91%
Federal Home Loan Mortgage Corp. REMIC, IO,[6]
3.000%, due 05/15/27		5,537,838	694,124
3.500%, due 10/15/42		2,945,615	686,049
Federal National Mortgage Association REMIC, IO,[6]
Series 2013-15, Class IO,
2.500%, due 03/25/28		6,634,035	751,143
Series 2013-64, Class LI,
3.000%, due 06/25/33		5,486,957	922,865
Series 2012-146, Class IO,
3.500%, due 01/25/43		1,824,032	440,508
Series 2012-146, Class LI,
4.500%, due 10/25/41		1,984,194	407,685
Government National Mortgage Association Pools,
G2 MA0022,
3.500%, due 04/20/42		8,842,663	8,948,164
Government National Mortgage Association, IO,
Series 2013-22, Class IO,
3.000%, due 02/20/43		6,569,689	1,332,195
Series 2012-26, Class GI,
3.500%, due 02/20/27		4,591,906	620,826
Series 2012-16, Class AI,
3.500%, due 10/20/38		4,191,642	540,722
Series 2013-53, Class OI,
3.500%, due 04/20/43		4,850,779	994,370
JP Morgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.000%, due 10/25/36[4]		5,784,722	3,165,897

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.332%, due 09/25/36[4]		$1,460,680	$1,188,490

Total mortgage & agency debt securities (cost $23,512,981)			20,693,038

Municipal bonds — 2.25%
State of California, General Obligation Bonds,
7.300%, due 10/01/39		300,000	376,278
7.550%, due 04/01/39		1,625,000	2,106,374
State of Illinois, General Obligation Bonds,
5.877%, due 03/01/19		1,650,000	1,778,535
Total municipal bonds (cost $4,327,968)			4,261,187

US government obligations — 3.49%
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 01/15/22		2,063,360	1,996,462
US Treasury Notes,
1.625%, due 11/15/22[7]		5,065,000	4,624,583

Total US government obligations (cost $7,212,039)			6,621,045

Non-US government obligations — 28.10%
Argentina — 4.40%
Republic of Argentina,
6.266%, due 12/15/35[4]		11,700,000	320,836
6.266%, due 12/15/35[4,8]		3,200,825	82,971
7.000%, due 09/12/13		6,620,000	6,603,818
7.000%, due 10/03/15		1,410,000	1,253,255
7.000%, due 04/17/17		100,000	80,256

			8,341,136

Australia — 1.29%
Queensland Treasury Corp.,
6.000%, due 02/21/18	AUD	2,500,000	2,440,655

Austria — 0.68%
Republic of Austria,
3.400%, due 11/22/22[1,2]	EUR	885,000	1,290,779

Belarus — 1.18%
Republic of Belarus,
8.750%, due 08/03/15[1]		$2,325,000	2,243,625

Belgium — 1.41%
Kingdom of Belgium,
4.000%, due 03/28/22	EUR	1,650,000	2,439,880
4.000%, due 03/28/32		165,000	232,842

			2,672,722

Brazil — 2.33%
Federative Republic of Brazil,
6.000%, due 08/15/50	BRL	1,500,000	1,486,649
Letras do Tesouro Nacional,
6.063%, due 04/01/14[9]		990,000	392,263
Notas do Tesouro Nacional,
Series B, 6.000%, due 05/15/45[10]		2,530,000	2,535,981

			4,414,893

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
China — 0.29%
China Government Bond,
2.480%, due 12/01/20	CNY	3,500,000	$543,191

France — 2.05%
Government of France,
1.000%, due 05/25/18	EUR	730,000	955,961
3.500%, due 04/25/26		720,000	1,017,080
3.750%, due 10/25/19		700,000	1,044,158
3.750%, due 04/25/21		590,000	878,993

			3,896,192

Germany — 2.94%
Bundesrepublik Deutschland,
1.500%, due 09/04/22		2,170,000	2,818,112
2.250%, due 09/04/20		560,000	788,602
4.750%, due 07/04/28		320,000	549,214
Kreditanstalt fuer Wiederaufbau,
5.050%, due 02/04/25	CAD	1,350,000	1,414,379

			5,570,307

Ghana — 0.40%
Republic of Ghana,
7.875%, due 08/07/23[2]		$232,364	224,231
8.500%, due 10/04/17[1]		496,000	535,680

			759,911

Greece — 0.25%
Hellenic Republic,
2.000%, due 02/24/24[11]	EUR	230,000	158,796
2.000%, due 02/24/26[11]		520,000	325,641

			484,437

Hungary — 0.11%
Government of Hungary,
7.625%, due 03/29/41		$200,000	205,250

Italy — 2.40%
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/17[10]	EUR	771,254	1,024,322
2.100%, due 09/15/21[10]		1,021,668	1,278,487
3.750%, due 08/01/15		1,150,000	1,569,750
4.250%, due 09/01/19		500,000	686,664

			4,559,223

Mexico — 1.29%
Mexican Udibonos,
4.000%, due 11/15/40[10]	MXN	18,924,941	1,483,854
Mexico Cetes,
4.215%, due 01/09/14[9]		132,000,000	974,020

			2,457,874

Netherlands — 0.40%
Government of the Netherlands,
1.250%, due 01/15/18[1,2]	EUR	565,000	752,997

Nigeria — 1.24%
Nigeria Treasury Bills,
10.635%, due 09/26/13[9]	NGN	307,500,000	1,868,514
12.675%, due 04/10/14[9]		85,000,000	483,274

			2,351,788

Poland — 0.48%
Republic of Poland,
5.750%, due 04/25/14	PLN	2,900,000	914,087

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount		Value
Russia — 0.76%
Russian Federation,
7.000%, due 01/25/23	RUB	49,900,000	$1,438,536

South Africa — 0.61%
Republic of South Africa,
13.500%, due 09/15/15	ZAR	10,550,000	1,160,466

Spain — 1.05%
Kingdom of Spain,
4.200%, due 01/31/37	EUR	840,000	973,744
5.850%, due 01/31/22		695,000	1,014,856

			1,988,600

Sweden — 0.84%
Kommuninvest I Sverige AB,
4.000%, due 08/12/17	SEK	10,000,000	1,602,945

United Kingdom — 0.34%
United Kingdom Gilt,
1.250%, due 07/22/18	GBP	425,000	649,144

Venezuela — 1.36%
Republic of Venezuela,
8.250%, due 10/13/24[1]		$3,500,000	2,581,250

Total Non-US government obligations (cost $55,895,485)			53,320,008

Structured notes — 2.68%
Ghana — 0.71%
Standard Chartered Bank, 23.000%, due 08/21/17[2] (linked to Ghana Government Bonds, 23.000%, due 08/21/17)		2,800,000	1,358,071

India — 1.97%
Standard Chartered Bank, 8.130%, due 09/23/22[2] (linked to Indian Government Bonds, 8.130%, due 09/23/22)		4,828,773	3,736,934

Total structured notes (cost $6,588,033)			5,095,005

Supranational bonds — 1.44%
EUROFIMA,
6.250%, due 12/28/18[1]	AUD	1,405,000	1,350,647
European Investment Bank,
6.500%, due 08/07/19		1,425,000	1,392,164
Total supranational bonds (cost $3,262,963)			2,742,811

Total bonds (cost $186,636,303)			183,256,136

	Shares
Common stock — 0.01%
United States — 0.01%
WMI Holdings Corp.* (cost $10,890)		19,801	20,197

Short-term investment — 0.81%
Investment company — 0.81%
UBS Cash Management Prime Relationship Fund[12] (cost $1,540,777)		1,540,777	1,540,777

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Face amount covered by contracts		Value
Options Purchased* — 0.90%
Call Options — 0.01%
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 2.0000, expires September 2013		$410,000	$12,554
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 2.1500, expires October 2013		680,000	8,777

			21,331
Put Options — 0.28%
90 Day Euro-Dollar Time Deposit, strike @ USD 99.2500, expires March 2015		550	508,750
Foreign Exchange Option, Buy AUD/BRL, strike @ BRL 2.0000, expires November 2013	AUD	340,000	1,841
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5000, expires September 2013	EUR	310,000	0
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5000, expires September 2013		310,000	0
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5000, expires September 2013		310,000	0
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.8000, expires June 2014		950,000	4,808
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.0000, expires October 2013		620,000	43
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.0000, expires January 2014		550,000	1,187
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 11.5000, expires October 2013		350,000	2
Foreign Exchange Option, Buy GBP/BRL, strike @ BRL 2.9000, expires September 2013	GBP	440,000	0
Foreign Exchange Option, Buy GBP/RUB, strike @ RUB 45.9000, expires September 2013		680,000	0
Foreign Exchange Option, Buy GBP/ZAR, strike @ ZAR 13.2000, expires September 2013		320,000	0
Foreign Exchange Option, Buy GBP/ZAR, strike @ ZAR 13.2000, expires September 2013		510,000	0
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.9000, expires April 2014		$1,830,000	310
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.0300, expires June 2014		750,000	961
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.0300, expires June 2014		500,000	644
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.0000, expires October 2013		620,000	115
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.9200, expires June 2014		1,360,000	7,874
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.0000, expires September 2013		340,000	0

			526,535

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

	Notional Amount		Value
Options purchased on interest rate swaps — 0.61%[3]
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		$14,000,000	$137,270
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	48,000,000	1,022,542

			1,159,812

Total options purchased (cost $1,444,412)			1,707,678

Total investments[13] — 98.30% (cost $189,632,382)			186,524,788
Cash and other assets, less liabilities — 1.70%			3,216,486

Net assets — 100.00%			$189,741,274

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,074,323
Gross unrealized depreciation	(13,181,917)

Net unrealized depreciation of investments	$(3,107,594)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	AUD	4,165,000	CAD	3,955,381	10/25/13	$56,088
BB	AUD	4,190,000	NZD	4,718,832	10/25/13	(82,841)
BB	CAD	4,008,798	USD	3,870,000	10/25/13	68,902
BB	CHF	3,645,000	JPY	389,739,219	10/25/13	51,356
BB	EUR	5,830,000	CHF	7,231,474	10/25/13	68,597
BB	JPY	388,196,145	CHF	3,645,000	10/25/13	(35,636)
BB	PLN	3,420,000	USD	1,060,301	09/18/13	3,045
BB	TRY	4,650,000	USD	2,356,578	09/18/13	81,795
BB	USD	6,164,955	AUD	6,775,000	10/25/13	(155,520)
BB	USD	892,765	BRL	2,043,000	06/10/14	(87,149)
BB	USD	3,870,000	CAD	4,059,901	10/25/13	(20,446)
BB	USD	131,239	MXN	1,671,000	09/10/13	(6,239)
BB	USD	18,066	TWD	540,000	09/18/13	(17)
CSI	BRL	5,832,850	USD	2,697,895	09/18/13	261,274
CSI	CLP	1,340,355,000	USD	2,619,160	09/23/13	1,564
CSI	GBP	422,000	USD	656,125	10/22/13	2,397
CSI	GBP	2,530,000	USD	3,859,242	10/25/13	(59,937)
CSI	IDR	9,991,930,000	USD	991,460	09/18/13	78,317
CSI	MXN	517,000	USD	39,980	09/18/13	1,334
CSI	PLN	2,650,000	USD	790,247	09/18/13	(28,972)
CSI	USD	1,672,449	INR	97,370,000	09/18/13	(204,423)
CSI	USD	469,404	MXN	6,066,000	09/10/13	(15,633)
CSI	USD	1,665,294	TRY	3,234,000	09/18/13	(83,218)
CSI	ZAR	12,170,000	USD	1,194,801	09/18/13	13,593
DB	BRL	3,350,000	USD	1,450,216	09/18/13	50,783
DB	CLP	155,000,000	USD	303,060	09/23/13	359
DB	MXN	15,050,000	USD	1,113,310	09/10/13	(12,515)
DB	THB	40,260,000	USD	1,266,994	09/18/13	17,312
DB	UAH	7,137,000	USD	771,564	02/03/14	(76,875)
DB	USD	2,990,407	CLP	1,527,500,000	09/23/13	(7,334)
DB	USD	883,460	IDR	9,991,930,000	09/18/13	29,683
DB	USD	84,765	KRW	96,486,600	09/23/13	2,045
DB	USD	125,181	MXN	1,602,000	09/10/13	(5,342)
DB	USD	1,057,732	MYR	3,340,000	09/18/13	(41,844)
DB	USD	1,088,794	PHP	47,074,000	09/18/13	(33,417)
DB	USD	1,291,505	THB	39,830,000	09/18/13	(55,170)
DB	USD	730,909	TRY	1,400,130	09/18/13	(45,965)
GSI	BRL	2,043,000	USD	847,191	06/10/14	41,574
GSI	EUR	3,157,500	USD	4,177,796	10/25/13	3,926
GSI	MXN	20,350,000	USD	1,554,183	09/18/13	33,012
GSI	UAH	1,611,000	USD	162,892	02/03/14	(28,622)
GSI	USD	4,205,313	EUR	3,150,000	10/25/13	(41,358)
GSI	USD	15,327	HUF	3,510,000	09/18/13	56
HSBC	CHF	12,665,000	USD	13,402,967	10/25/13	(214,331)
HSBC	GBP	5,285,000	USD	8,023,671	10/25/13	(163,230)
HSBC	USD	6,844,198	EUR	5,230,000	10/25/13	69,290
JPMCB	AUD	4,325,000	JPY	379,034,783	10/25/13	25,097
JPMCB	CAD	1,745,000	USD	1,670,889	10/25/13	16,299
JPMCB	EUR	730,000	USD	971,452	10/25/13	6,472
JPMCB	GBP	2,515,000	JPY	373,931,709	10/25/13	(86,551)
JPMCB	JPY	377,446,210	AUD	4,325,000	10/25/13	(8,914)
JPMCB	JPY	378,070,645	GBP	2,515,000	10/25/13	44,386
JPMCB	NZD	4,950,000	USD	3,874,226	10/25/13	62,522
JPMCB	USD	1,061,710	DKK	6,050,000	10/25/13	10,705
JPMCB	USD	1,180,703	GBP	770,000	10/25/13	12,090
JPMCB	USD	11,689,726	NOK	70,390,000	10/25/13	(210,154)
JPMCB	USD	1,761,399	SEK	11,640,000	10/25/13	(7,116)
MLI	INR	66,500,000	USD	1,020,486	09/18/13	17,881

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
MLI	USD	438,279	MXN	5,711,000	09/10/13	$(11,065)
RBS	USD	13,800,940	JPY	1,383,300,000	10/25/13	291,289
Net unrealized depreciation on forward foreign currency contracts						$(406,791)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 9 contracts (USD)	December 2013	$1,175,025	$1,187,156	$12,131
US Ultra Bond Futures, 75 contracts (USD)	December 2013	10,501,946	10,640,625	138,679
5 Year US Treasury Notes, 69 contracts (USD)	December 2013	8,245,049	8,257,898	12,849
US Treasury futures sell contracts:
US Long Bond, 8 contracts (USD)	December 2013	(1,045,241)	(1,055,250)	(10,009)
5 Year US Treasury Notes, 60 contracts (USD)	December 2013	(7,171,329)	(7,180,781)	(9,452)
10 Year US Treasury Notes, 236 contracts (USD)	December 2013	(29,254,138)	(29,330,375)	(76,237)
Interest rate futures buy contracts:
3 Month EURIBOR, 110 contracts (EUR)	March 2015	36,092,307	36,090,957	(1,350)

Net unrealized appreciation on futures contracts				$66,611

Options written

Call options	Expiration date	Premiums received	Value
Foreign Exchange Option, Sell USD/TRY, USD 410,000 face amount covered by contracts, strike @ TRY 2.1000	September 2013	$1,660	$(4,039)
Foreign Exchange Option, Sell USD/TRY, USD 680,000 face amount covered by contracts, strike @ TRY 2.2000	October 2013	3,414	(6,204)
Put options
90 Day Euro-Dollar Time Deposit, USD 550 face amount covered by contracts, strike @ USD 98.2500	March 2015	142,450	(195,938)
Foreign Exchange Option, Sell AUD/BRL, AUD 340,000 face amount covered by contracts, strike @ BRL 1.9000	November 2013	2,386	(1,019)
Foreign Exchange Option, Sell EUR/BRL, EUR 310,000 face amount covered by contracts, strike @ BRL 2.4000	September 2013	1,797	0
Foreign Exchange Option, Sell EUR/BRL, EUR 310,000 face amount covered by contracts, strike @ BRL 2.4000	September 2013	1,486	0
Foreign Exchange Option, Sell EUR/BRL, EUR 310,000 face amount covered by contracts, strike @ BRL 2.4000	September 2013	1,053	0
Foreign Exchange Option, Sell EUR/BRL, EUR 950,000 face amount covered by contracts, strike @ BRL 2.6000	June 2014	8,086	(1,039)
Foreign Exchange Option, Sell EUR/PLN, EUR 620,000 face amount covered by contracts, strike @ PLN 3.9000	October 2013	1,037	(2)
Foreign Exchange Option, Sell EUR/PLN, EUR 550,000 face amount covered by contracts, strike @ PLN 3.9000	January 2014	2,293	(385)
Foreign Exchange Option, Sell EUR/ZAR, EUR 350,000 face amount covered by contracts, strike @ ZAR 11.0000	October 2013	3,622	0
Foreign Exchange Option, Sell GBP/BRL, GBP 440,000 face amount covered by contracts, strike @ BRL 2.7500	September 2013	4,379	0
Foreign Exchange Option, Sell GBP/RUB, GBP 680,000 face amount covered by contracts, strike @ RUB 44.2000	September 2013	5,485	0
Foreign Exchange Option, Sell GBP/ZAR, GBP 830,000 face amount covered by contracts, strike @ ZAR 12.7500	September 2013	10,204	0
Foreign Exchange Option, Sell USD/BRL, USD 1,830,000 face amount covered by contracts, strike @ BRL 1.8000	April 2014	4,850	(57)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Put options	Expiration date	Premiums received	Value
Foreign Exchange Option, Sell USD/BRL, USD 1,500,000 face amount covered by contracts, strike @ BRL 1.9600	June 2014	$6,757	$(849)
Foreign Exchange Option, Sell USD/BRL, USD 1,000,000 face amount covered by contracts, strike @ BRL 1.9600	June 2014	4,952	(572)
Foreign Exchange Option, Sell USD/MXN, USD 620,000 face amount covered by contracts, strike @ MXN 11.5000	October 2013	2,884	(6)
Foreign Exchange Option, Sell USD/TRY, USD 680,000 face amount covered by contracts, strike @ TRY 1.9800	June 2014	21,488	(8,284)
Foreign Exchange Option, Sell USD/ZAR, USD 680,000 face amount covered by contracts, strike @ ZAR 8.4000	September 2013	3,407	0
Options written on interest rate swaps[3]
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EURIBOR.Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	233,238	(25,802)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(725,349)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(62,061)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(28,531)
Options written on credit default swaps on credit indices[3]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 10/16/13. European style. Counterparty: MLI, Notional Amount USD 15,000,000	October 2013	78,000	(72,755)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/18/13. European style. Counterparty: JPMCB, Notional Amount USD 30,000,000	December 2013	375,000	(428,800)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/18/13. European style. Counterparty: MLI, Notional Amount USD 13,750,000	December 2013	126,500	(107,618)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/18/13. European style. Counterparty: MLI, Notional Amount USD 15,000,000	December 2013	60,000	(35,309)

Total options written		$1,800,863	$(1,704,619)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Written option activity for the period ended August 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2012	200	$89,300
Options written	1,723	227,519
Options terminated in closing purchase transactions	(1,373)	(174,369)
Options expired prior to exercise	—	—

Options outstanding at August 31, 2013	550	$142,450

Swaptions and foreign exchange written options activity for the period ended August 31, 2013 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2012	$2,423,732
Swaptions & foreign exchange options written	1,828,149
Swaptions & foreign exchange options terminated in closing purchase transactions	(2,592,698)
Swaptions & foreign exchange options expired prior to exercise	(770)

Swaptions & foreign exchange options outstanding at August 31, 2013	$1,658,413

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Currency swap agreement3

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[14]	Receive rate[14]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	AUD	22,328,244	USD	20,720,610	12/24/13	3 month BBSW	3 month USD LIBOR	$—	$3,406,581	$3,406,581
BB	INR	249,400,000	USD	4,831,453	12/05/16	4.500%	6 month USD LIBOR	—	1,326,966	1,326,966
BB	USD	20,720,610	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	—	(3,389,069)	(3,389,069)
MLI	CAD	21,865,500	USD	21,500,000	03/16/40	3 month BA	3 month USD LIBOR	(1,162,605)	762,278	(400,327)
MLI	USD	21,500,000	CAD	21,865,500	03/16/20	3 month USD LIBOR	3 month BA	1,162,605	(542,425)	620,180

								$—	$1,564,331	$1,564,331

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[14]	Payments received by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	KRW	4,800,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(56,518)	$(56,518)
CITI	USD	42,400,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	182,395	182,395
CSI	CAD	36,375,000	02/11/14	2.775	3 month BA	—	(256,238)	(256,238)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500	(293,326)	1,618,660	1,325,334
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(841,678)	(841,678)
DB	EUR	8,200,000	05/04/22	2.130	6 month EURIBOR	467,871	(171,911)	295,960
DB	EUR	3,650,000	05/04/42	6 month EURIBOR	2.460	—	(203,150)	(203,150)
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	(43,222)	(43,222)
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(9,423)	(9,423)
JPMCB	CAD	36,375,000	02/11/14	3 month BA	2.775	—	256,238	256,238
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(1,618,660)	(1,618,660)
JPMCB	CAD	9,200,000	02/11/22	3 month BA	4.145	—	841,678	841,678
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	171,911	171,911
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	203,150	203,150
JPMCB	USD	84,700,000	11/24/13	3 month LIBOR (USD BBA)	1 month LIBOR (USD BBA)	—	14,799	14,799
JPMCB	USD	105,000,000	02/12/16	0.825	3 month LIBOR (USD BBA)	—	342,405	342,405
JPMCB	USD	42,300,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	171,052	171,052
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	153,091	153,091
MLI	CAD	105,000,000	02/08/16	3 month BA	1.785	—	(321,155)	(321,155)
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	30,480	30,480
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(476,178)	(281,485)
MLI	CAD	7,410,000	02/04/31	3 month BA	4.310	—	706,019	706,019
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(293,609)	(293,609)
MLI	ZAR	12,000,000	06/04/18	3 month JIBAR	6.400	—	(48,612)	(48,612)
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(1,295,223)	(1,295,223)

						$369,238	$(943,699)	$(574,461)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues — buy protection15

Counterparty	Referenced obligation[16]	Notional amount		Termination date	Payments made by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized depreciation
BB	Aetna, Inc. Bond, 6.625%, due 06/15/36	USD	3,000,000	09/20/17	1.000%	$40,342	$(88,057)	$(47,715)
CITI	Commerzbank AG Bond, 4.000%, due 09/16/20	EUR	1,600,000	06/20/18	1.000	(57,445)	55,842	(1,603)
CITI	Weyerhaeuser Co. Bond, 7.125%, due 07/15/23	USD	3,000,000	09/20/17	1.000	(96,189)	(28,570)	(124,759)
JPMCB	Government of Japan Bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000	20,131	(73,332)	(53,201)
MLI	XLIT Ltd. Bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	(66,090)	(98,260)
MLI	Nucor Corp. Bond, 5.750%, due 12/01/17	USD	3,025,000	03/20/18	1.000	40,282	(42,283)	(2,001)
MLI	Allstate Corp. Bond, 6.750%, due 05/15/18	USD	3,025,000	03/20/18	1.000	58,482	(78,997)	(20,515)
MSCI	Deutsche Bank AG Bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(14,480)	(108,963)

						$(121,050)	$ (335,967)	$(457,017)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Credit default swap on credit indices — sell protection17

Counterparty	Referenced Index[16]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront payments received	Value	Unrealized appreciation	Credit spread[18]
MLI	CDX.NA.HY. Series 15 Index	USD	4,000,000	12/20/15	5.000%	$295,000	$324,260	$619,260	1.908%

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues — sell protection17

Counterparty	Referenced obligation[16]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[18]
BB	Lloyds TSB Bank PLC Bond, 3.375%, due 04/20/15	EUR	1,600,000	06/20/18	1.000%	$62,351	$(29,998)	$32,353	1.353%
BB	UnitedHealth Group, Inc. Bond, 6.000%, due 02/15/18	USD	3,000,000	09/20/17	1.000	11,776	83,513	95,289	0.355
CITI	Georgia-Pacific LLC Bond, 7.750%, due 11/15/29	USD	3,000,000	09/20/17	1.000	75,129	48,160	123,289	0.647
CITI	Republic of Korea Bond, 4.875%, due 09/22/14	USD	800,000	06/20/18	1.000	(7,198)	8,951	1,753	0.802
JPMCB	Republic of China Bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	22,501	6,459	0.913
MLI	JPMorgan Chase & Co. Bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	40,700	85,858	0.708
MLI	Barrick Gold Corp. Bond, 5.800%, due 11/15/34	USD	3,025,000	03/20/18	1.000	59,443	(147,218)	(87,775)	2.186
MLI	Hartford Financial Services Group, Inc. Bond, 6.000%, due 01/15/19	USD	3,025,000	03/20/18	1.000	33,599	12,000	45,599	0.955

						$264,216	$38,609	$302,825

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Total return swap agreements3

Counterparty	Notional amount		Termination date	Payments made by the Fund[14]	Payments received by the Fund		Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	6,710,000	12/20/13	3 month USD LIBOR	—	[19]	$—	$(428,883)	$(428,883)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Centrally cleared credit default swap on credit indices — buy protection15

Counterparty	Referenced Index[16]	Notional amount		Termination date	Payments made by the Fund[14]	Upfront payments received	Value	Unrealized depreciation
CITI	CDX.NA.IG.Series 20 Index	USD	50,000,000	06/20/18	1.000%	$148,643	$(472,389)	$(323,746)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

Centrally cleared credit default swap on credit indices — sell protection17

Counterparty	Referenced Index[16]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront payments made	Value	Unrealized depreciation	Credit spread[18]
CITI	CDX.NA.HY. Series 20 Index	USD	15,000,000	06/20/18	5.000%	$(765,000)	$735,403	$(29,597)	4.060

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of August 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$66,493,000	$—	$66,493,000
Asset-backed securities	—	675,711	—	675,711
Collateralized debt obligations	—	4,400,272	4,947,485	9,347,757
Commercial mortgage-backed securities	—	14,006,574	—	14,006,574
Mortgage & agency debt securities	—	19,531,490	1,161,548	20,693,038
Municipal bonds	—	4,261,187	—	4,261,187
US government obligations	—	6,621,045	—	6,621,045
Non-US government obligations	—	53,320,008	—	53,320,008
Structured notes	—	5,095,005	—	5,095,005
Supranational bonds	—	2,742,811	—	2,742,811
Common stocks	20,197	—	—	20,197
Short-term investments	—	1,540,777	—	1,540,777
Options purchased	508,750	1,198,928	—	1,707,678
Forward foreign currency contracts, net	—	(406,791)	—	(406,791)
Futures contracts, net	66,611	—	—	66,611
Options written	(195,938)	(1,508,681)	—	(1,704,619)
Swap agreements, net[20]	—	134,692	—	134,692
Total	$399,620	$178,106,028	$6,109,033	$184,614,681

At August 31, 2013, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Mortgage & agency debt securities	Preferred stock	Total
Assets
Beginning balance	$4,798,347	$608,192	$10	$5,406,549
Purchases	3,364,239	—	—	3,364,239
Issuances	—	—	—	—
Sales	(4,280,625)	—	0	(4,280,625)
Accrued discounts (premiums)	—	(119,481)	—	(119,481)
Total realized gain	1,877,925	—	—	1,877,925
Change in net unrealized appreciation (depreciation)	(1,869,721)	52,011	(10)	(1,817,720)
Transfers into Level 3	1,057,320	620,826	—	1,678,146
Transfers out of Level 3	—	—	—	—
Ending balance	$4,947,485	$1,161,548	$—	$6,109,033

The change in net unrealized appreciation relating to the Level 3 investments held at August 31, 2013 was $125,145. Transfers into Level 3 represent the value at the end of the period. At August 31, 2013, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2013 (unaudited)

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At August 31, 2013, the value of these securities amounted to $22,966,894 or 12.10% of net assets.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $21,123,135 or 11.13% of net assets.

[3]	Security is illiquid. At August 31, 2013, the value of these securities and other illiquid derivative instruments amounted to $13,711,765 or 7.23% of net assets.
[4]	Variable or floating rate security — The interest rate shown is the current rate as of August 31, 2013 and changes periodically.
[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[7]	All or a portion of this security has been designated as collateral for open swap agreements.
[8]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[9]	Rate shown reflects annualized yield at August 31, 2013 on zero coupon bond.
[10]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

[11]	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of August 31, 2013. Maturity date disclosed is the ultimate maturity date.
[12]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/12	Purchases during the nine months ended 08/31/13	Sales during the nine months ended 08/31/13	Value 08/31/13	Income earned from affiliate for the nine months ended 08/31/13
UBS Cash Management Prime Relationship Fund	$10,963,080	$61,340,353	$70,762,656	$1,540,777	$5,240

[13]

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in nonregistered investment companies are also valued at the daily net asset value.
[14]	Payments made or received are based on the notional amount.
[15]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[16]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[17]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[18]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

[19]	Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.
[20]	Swap agreements are included in the table, at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

Portfolio acronyms
BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate
of Deposit Rate
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
REMIC	Real Estate Mortgage Investment Conduit

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Markets Bills Rate

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC

Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

The Fund’s Board of Directors (the “Board”) has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s semi-annual report to shareholders dated May 31, 2013.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date: October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 30, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date: October 30, 2013